UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported) August 12, 2002

MARRIOTT INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-13881 (Commission File Number)	52-2055918 (IRS Employer Identification No.)

10400 Fernwood Road, Bethesda, Maryland  20817
(Address of principal executive offices,  Zip Code)

Registrant’s telephone number, including area code (301) 380-3000

Item 7.    Exhibits.

Exhibit No.	Description

99.1	Sworn statement of J.W. Marriott, Jr., Chief Executive Officer of the registrant.

99.2	Sworn statement of Arne M. Sorenson, Chief Financial Officer of the registrant.

Item 9. Regulation FD Disclosure.

On August 12, 2002, Marriott International, Inc. delivered to the Securities and Exchange Commission sworn statements of J.W. Marriott, Jr., its Chief Executive Officer, and Arne M. Sorenson, its Chief Financial Officer, as required by the Commission’s June 27, 2002 order under Section 21(a) of the Securities Exchange Act of 1934. Copies of Mr. Marriott’s and Mr. Sorenson’s sworn statements are attached as Exhibits 99.1 and 99.2, respectively, and are furnished hereby.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARRIOTT INTERNATIONAL, INC.

August 12, 2002	By:	/s/ MICHAEL J. GREEN
Michael J. Green Vice President, Finance and Principal Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Sworn statement of J.W. Marriott, Jr., Chief Executive Officer of the registrant.

99.2	Sworn statement of Arne M. Sorenson, Chief Financial Officer of the registrant.

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